DATED 31 October 1996



                                    DEBENTURE
                           (Fixed and Floating Charge)










                                                                       (1)
UNIVERSAL INDEPENDENT HOLDINGS LIMITED

                                                                       (2)
CAPITAL MEDIA (UK) LIMITED



                         Ref : 441/E8948.5/CF:97271.4/hs



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                                TABLE OF CONTENTS

PARTIES                                                        1
OPERATIVE PROVISIONS                                           1
           1 Definitions                                       1
           2 Charge                                            2
           3 Covenants                                         3
           4 Book Debts                                        5
           5 Receiver                                          6
           6 Miscellaneous                                     7
           7 Events of Default                                 9
           8 Power of Attorney                                10
           9 Costs and Indemnity                              10
           10 Severance                                       11
           11 Further Assurance                               11
           12 Notices                                         11
           13 Benefit and Assignment of Debenture             11
           14 Law                                             12
ATTESTATION                                                   13

           DATE       31 October 1996

           PARTIES

(1) UNIVERSAL INDEPENDENT HOLDINGS LIMITED whose registered office is at PO Box 438, Tropic Isle Building, wickhams Cay, Road Town, Tortola, British Virgin Islands (the "Lender"); and

(2) CAPITAL MEDIA (UK) LIMITED (Company no: 3025201) whose registered office is at 25 James Street London
           W1M 5HY (the "Company")

           OPERATIVE PROVISIONS

1          DEFINITIONS

1.1 In this Debenture, except so far as the context otherwise requires, the following words and expressions shall have the meanings set out below:

           Acts                                      the Law of Property Act
                                                     1925 and the Insolvency Act
                                                     1986 (or any statutory
                                                     modification or
                                                     re-enactment of those acts
                                                     for the time being in
                                                     force)

           Assets                                    the property,  undertaking  and assets of the Company  expressed to be charged now or hereafter under Clause 2

           Bank                                      Lloyds Bank PLC

           Designated                                Account the account with
                                                     the Bank designated by the
                                                     Lender in writing from time
                                                     to time or such other
                                                     account so designated by
                                                     the Lender

           Event of Default                          any event set out in Clause 7 of this Debenture

           Indebtedness                              all  monies,   liabilities  and  obligations  whether  principal
                                                     interest or otherwise  now or at any time after the date of this
                                                     Debenture  being  or  becoming  due,  owing or  incurred  by the
                                                     Company  to the Lender  whether  actual,  contingent  present or future and whether  alone  severally  or jointly  with any other person  and  whether  as  principal  or surety or in some  other
                                                     capacity,   together  with  interest,  legal  and  other  costs,
                                                     charges and expenses  whatsoever  on a full  indemnity  basis so that interest  shall be calculated  and compounded in accordance with the usual  practice of the Lender from time to time as well
                                                     after  as  before  any  demand  made  or  judgment   ascertained
                                                     hereunder

           Intellectual Property                     the assets charged under Clause 2.2(g) of this Debenture

           Investments                               the assets charged under Clause 2.2(h) of this Debenture


           Property                                  all  leasehold  and  freehold  property  referred  to in Clauses
                                                     2.2(a) and 2.2(b)

           Receiver                                  has the meaning given to it in Clause 5.1

1.2        Words importing the singular include the plural and vice-versa.

1.3        Clause headings are for ease of reference only.

1.4 Any reference in this Debenture to any statute or any section of any statute shall be deemed to include references to any statutory modification or re-enactment thereof for the time being in force.

2          CHARGE

2.1 The Company covenants to the Lender that it shall on demand to pay and discharge the Indebtedness (including on an acceleration).

2.2 As security for the payment and discharge of the Indebtedness, the Company, with full title guarantee , hereby charges to the Lender:

           (a) by way of legal mortgage, all freehold, leasehold or other immovable property now vested in the Company, together with all buildings, fixtures (including trade fixtures) and fixed plant and machinery from time to time on that property;

           (b) by way of fixed charge, all estates or interests in any freehold and leasehold or other immovable property of the Company (not being property charged by Clause 2.2(a)) now or hereafter belonging to or vested in the Company, together with all buildings, fixtures (including trade fixtures) and fixed plant and machinery from time to time on that property;

           (c) by way of fixed charge, all plant and machinery now or in the future belonging to the Company other than fixed plant and machinery that is charged pursuant to Clause 2.2(a);

           (d) by way of fixed charge, all the goodwill and uncalled capital for the time being of the Company;

           (e) by way of fixed charge, all book debts and other debts whatsoever now or in the future due or owing to the Company;

           (f) by way of fixed charge all present and future bank accounts of the Company (however designated and including the Designated Account) maintained with any bank or other financial institution in any jurisdiction and any and all moneys (including interest) from time to time standing to the credit of each of them which in each such case is not otherwise charged pursuant to Clause 2.2(e);

           (g) by way of fixed charge, all copyrights, patents, designs, registered designs (including applications and rights to apply therefor), inventions, rights in trade marks and service marks whether registered or not (including applications and rights to apply therefor) confidential information and know-how, utility models, moral rights and other intellectual property rights and any interest in any of those rights, choses in action and claims and fees, royalties and other rights of every kind deriving therefrom now or at any time hereafter belonging to the Company; and

           (h) by way of fixed charge, all stocks shares (save for the shares held in Blink TV Limited) and other securities now or in the future belonging to the Company together with all dividends and other rights deriving therefrom and the Company shall at the date hereof (or such other date as it is able) deliver to the Lender all relevant share certificates and duly executed (but not dated) instruments of transfer (as may be required or required by the Lender) to transfer the shares from the Company;

           (i) by way of fixed charge all the Company's right, title and interest in and to all its present and future rights and claims in any contracts, (save for an agreement dated 25 September 1995 and made between PTT Telecom BV and the Company whereby PTT Telecom BV agreed to lease to the Company transponder capacity) agreements or instruments, including, without limitation, all contracts of insurance of whatever nature which are from time to time taken out by or on behalf of the Company in which the Company may now or in the future have an interest;

           (j) by way of floating charge, all the Company's present and future undertaking and assets, whatever and wherever, other than any property or assets for the time being effectively charged to the Lender or otherwise by way of legal mortgage or fixed charge under this Debenture.

2.3 By notice in writing to the Company, the Lender may at any time after the occurrence of an Event of Default convert the floating charge created by Clause 2.2(j) into a specific charge over any Assets specified in such notice which are for the time being the subject of such floating charge. The floating charge created by this Debenture shall unless otherwise agreed in writing by the Lender automatically and without notice be converted into a fixed charge in the event that the Company shall create or permit to subsist any security interest as described in Clause 3.1(a) of this Debenture.

3          COVENANTS

3.1 The Company shall not and shall undertake and procure that Onyx GmbH does not during the subsistence in force of this Debenture without the prior written consent of the Lender:

           (a) except for charges in favour of the Lender created under or pursuant to the Financing Arrangements in respect of the lease of transponder capacity from PTT Telecom BV or in favour of Instar Holdings Inc pursuant to a Facility Letter dated 1996 create or permit to subsist any mortgage, charge, pledge, hypothecation, lien or other security interest on any of its undertaking or assets;

           (b) sell, transfer, lease, lend or otherwise dispose of its undertaking and other assets or any part of them, except by getting in and realising them in the ordinary and proper course of its business;

           (c) deal with its book or other debts or securities for money except by getting in and realising them in the ordinary and proper course of its business, but so that this exception shall not permit the realisation of debts by means of block discounting or factoring; or

           (d) grant or accept a surrender of any lease, licence or right of occupation of or part with or share possession or occupation of or grant or agree to grant any option in relation to the Property or any part of it.

3.2 The Company shall and shall undertake and procure that Onyx GmbH shall:

           (a) if so requested by the Lender promptly deposit with the Lender all deeds and documents of title and all insurance policies relating to the Assets;

           (b) keep such of the Assets as are insurable comprehensively insured to the Lender's satisfaction in writing (and, if so required by the Lender, in the joint names of itself and the Lender) against loss or damage by fire and such other risks as the Lender may require, to their full replacement value and, where such insurance is not in joint names, procure that the Lender's interest is noted on all policies required under this Clause 3.2(b);

           (c) duly and promptly pay all premiums and other moneys necessary for maintaining the insurances required under Clause 3.2(b) and on demand produce the insurance policies and premium receipts to the Lender;

           (d) keep all buildings and all plant, machinery, fixtures, fittings and other effects in good repair and working order;

           (e) apply any insurance proceeds in making good the loss or damage or at the Lender's option in or towards the discharge of the monies obligations and liabilities secured by this Debenture;

           (f) punctually pay all rents taxes duties assessments and other outgoings and observe and perform all restrictive and other covenants under which any property subject to this Debenture is held;

           (g) make such registrations and pay such fees, registration taxes and similar amounts as are necessary to keep its Intellectual Property in force;

           (h) take such steps as are necessary (including, without limitation, the institution of legal proceedings) to prevent third parties infringing its Intellectual Property and (without prejudice to sub-paragraph (g) above) take such other steps as are reasonably practicable to maintain and preserve its interests therein; and

           (i) not permit the registration of any Intellectual Property to be abandoned, cancelled or to lapse or become liable to any claim of abandonment for non-use.

           (j) during the subsistence of this Debenture, duly and promptly pay all calls, instalments and other payments due on any of the Investments, failing which the Lender may in its discretion make such payments on behalf of the Company, and any sum so paid by the Lender shall be repayable by the Company on demand;

           (k) during the subsistence of this Debenture, remain liable to observe and perform all of the conditions and obligations assumed by the registered holder, bearer or owner of the Investments and the Lender shall not be under any obligation or liability in relation thereto by reason or arising out of the Investments being charged to the Lender under this Debenture;

           (l) the Company shall, from time to time on demand of the Lender at the Company's cost:

                      (i) in the case of registered Investments, deliver to the Lender executed transfers or assignments in favour of the Lender or its nominee or agent together with share certificates or other documents of title for registration of the Investments in the name of the Lender or its nominee or agent;

                      (ii) in the case of bearer Investments, deliver to the Lender or its nominee or agent the documents of title to them; and

                      (iii) complete all transfers, renunciations, mandates, assignments, deeds or other documents or do such other things as the Lender may require to perfect the title (whether legal or otherwise) of the Lender or that of its nominee or agent to the Investments.

3.3        If the Company fails to perform any of its obligations under Clauses
           3.2 or 4, the Lender may (subject to the provisions of the Prior Charges) take such steps as it considers appropriate to procure the performance of such obligations (without being deemed to be a mortgagee in possession) (including taking out or renewing any insurance or effecting such repairs and taking such other action as it may deem appropriate to remedy such failure) and recover the premiums and other expenses so incurred from the Company on demand and until so recovered such unpaid amounts shall carry interest as mentioned in Clause 2.1 from the date of payment to the date of recovery.

4          BOOK DEBTS

           At all times during the subsistence of this Debenture the Company shall:

           (a) get in and realise the book debts and other debts charged by Clause 2.2(e) of this Debenture in the ordinary and usual course of its business on behalf of the Lender;

           (b) pay the proceeds of such getting in and realisation of the book debts and other debts into the Designated Account and pay or otherwise deal with such monies standing in such Designated Account in accordance only with the directions from time to time given in writing by the Lender and the Company shall furnish to the Lender evidence satisfactory to the Lender that the bank has been notified of, and has agreed to operate such account in accordance with, any procedures stipulated by the Lender);

           (c) prior to any demand being made for payment of the Indebtedness or to the crystallisation of the floating charges created hereby (howsoever such crystallisation may arise) and in the absence of any direction being given by the Lender pursuant to Clause 4(b) of this Debenture the monies received by the Company and paid into the Designated Account in respect of such book debts and other debts charged by Clause 2.2(e) of this Debenture shall, upon such payment in, stand released from the fixed charge on such debts created pursuant to clause 2.2(e) of this Debenture and shall stand subject to the floating charge created by clause 2.2(j) of this Debenture over the property and assets of the Company as therein provided;

           (d) any release occurring pursuant to paragraph (c) of Clause 4 of this Debenture shall not derogate from or otherwise prejudice the subsistence of the fixed charge over book and other debts of the Company created by Clause 2.2(e) of this Debenture in respect of all book debts and other debts due owing and unpaid at the time of and subsequent to such release;

           (e) if required by the Lender at any time, execute and deliver to the Lender a legal assignment of such book debts and other debts for the time being charged by Clause 2.2(e) of this Debenture to the Lender in such form as the Lender may require and give notice of such assignment to the person from whom such book debts and other debts are due in such form as the Lender may require; and

           (f) authorise provision by the Bank to the Lender at any time requested by the Lender for statements and particulars of the Designated Account and such other financial and other information in respect thereof as the Lender shall require.

5          RECEIVER

5.1 At any time after the occurrence of an Event of Default (or if so requested by the Company), the Lender may demand repayment of the Indebtedness and then appoint by writing any person or persons to be an administrative receiver or a receiver and manager or receivers and managers ("the Receiver", which expression shall include any substituted receiver(s) and manager(s)) of all or any part of the Assets.

5.2 The Lender may from time to time determine the remuneration of the Receiver and may remove the Receiver and appoint another in his place.

5.3 The Receiver shall be the Company's agent and shall have all powers conferred or which may be conferred by the Acts. The Company alone shall be responsible for his acts and omissions and for his remuneration. In particular, but without limiting any general powers or the Lender's power of sale, the Receiver shall have power:

           (a) to take possession of collect and get in all or any part of the Assets and for that purpose to take any proceedings in the Company's name or otherwise as he shall think fit;

           (b) to carry on or concur in carrying on the Company's business and raise money from any person either secured or unsecured on the Assets or any part of them either in priority to this security or otherwise and generally on such terms as the Receiver shall think fit;

           (c) to sell, let and/or terminate or to accept surrenders of leases or tenancies of any part of the Property, in such manner and on such terms as he thinks fit;

           (d) to purchase or acquire any land and purchase, acquire and grant any interest in or right over land;

           (e) to sell, assign, let or otherwise dispose of or concur in selling, assigning, letting or otherwise disposing of all or any of the Assets in respect of which he is appointed;

           (f) to take, continue or defend any proceedings and make any arrangement or compromise which the Lender or he shall think fit;

           (g) to make and effect all repairs, improvements and insurances;

           (h) to appoint managers, officers, employees, professional advisers and agents for any of the above purposes, at such remuneration as the Receiver may determine;

           (i)        to call up any of the Company's uncalled capital;

           (j) to promote the formation of a subsidiary company or companies of the Company, so that such subsidiary may purchase, lease, license or otherwise acquire interests in all or any part of the Assets; and

           (k) to do all other acts and things which he may consider to be incidental or conducive to any of the above powers.

5.4        Any moneys received under this Debenture shall be applied:

           (a) first, in satisfaction of all costs, charges and expenses properly incurred and payments properly made by the Lender or the Receiver and of the remuneration of the Receiver;

           (b) secondly, the surplus (if any) shall be paid to the person or persons entitled to it.

6          MISCELLANEOUS

6.1 No statutory or other power of granting or agreeing to grant or of accepting or agreeing to accept surrenders of leases or tenancies of any part of the Property may be exercised by the Company without the Lender's prior written consent. Section 93 of the Law of Property Act 1925 shall not apply.

6.2 The Company at its expense shall at any time at the Lender' request promptly execute and deliver to the Lender any other or further mortgage, charge or other instrument conferring a fixed charge on any of its Assets (including any of the Assets charged by Clause 2.2(j)) or such other charge as the Lender may in its discretion think fit for securing the Indebtedness.

6.3        This Debenture shall be:

           (a) a continuing security, notwithstanding any settlement of account or other matter or thing whatever;

           (b) without prejudice and in addition to any other security for the Indebtedness (whether by way of mortgage, equitable charge or otherwise) which the Lender may hold now or hereafter on all or any part of the Assets;

           (c)        in addition to any rights, powers and remedies at law;

           (d) apply to the ultimate balance of the Indebtedness (together with all expenses whatever incurred by the Lender in the enforcement or attempted enforcement of this Debenture) and shall not be discharged or otherwise affected by any intermediate payment or satisfaction of any part of the Company's obligations;

6.4 Any release or discharge of this Debenture shall be conditional on no payment or assurance received by the Lender in respect of the Company's obligations under the

           Facility Agreement being avoided or reduced under any law (English or foreign) relating to bankruptcy, liquidation or analogous circumstances in force within the relevant period after that payment or discharge during which any payment may for any reason be reclaimed or otherwise not retained by the Lender. After that avoidance or reduction, the Lender may exercise its rights under the Facility Agreement and this Debenture and/or any other rights which it would have been entitled to exercise notwithstanding any release and discharge which shall be considered null and void. In this Clause 6.4, the "relevant period" means the relevant statutory period, extended by one month, within which any payment or security made to or held by the Lender may be avoided or invalidated under any enactment relating to insolvency or otherwise.

6.5 Section 103 of the Law of Property Act 1925 shall not apply. The statutory power of sale shall be exercisable at any time after the execution of this Debenture. The Lender shall not exercise its power of sale until payment has been demanded, but this provision shall not affect a purchaser or put him on inquiry whether such demand has been made.

6.6 No failure or delay on the Lender's part in the exercise of any of its rights, powers and remedies (in this Clause 6 "right(s)") under this Debenture or at law shall operate or be construed as a waiver. No waiver of any of the Lender's rights shall preclude any further or other exercise of that right or of any other right.

6.7 The Lender may give time or other indulgence or make any other arrangement, variation or release with any person in respect of the Indebtedness or any other security or guarantee for the Indebtedness without derogating from the Company's liabilities or the Lender's rights under this Debenture.

6.8 The Company certifies that this Debenture is in its best commercial interests and does not contravene its Memorandum and Articles of Association or any agreement binding on it or on any of the Assets and has been executed in accordance therewith and hereby applies to the Chief Land Registrar for a restriction to be entered on the register of its title to registered properties charged by this Debenture that:

                      "Except under an Order of the Registrar no disposition or dealing by the proprietor of the land is to be registered or noted without the consent of the proprietor for the time being of Charge No ."

6.9 A certificate signed on behalf of the Lender of the amount for the time being of any Indebtedness and/or the amounts due to the Lender shall be conclusive evidence for all purposes against the Company, unless manifestly incorrect.

6.10 No person dealing with a Receiver or the Lender shall be concerned to enquire whether any power which he or it is purporting to exercise has become exercisable or whether any money is due under this Debenture or as to the application of any money paid raised or borrowed or as to the propriety or regularity of any sale by or other dealing with such Receiver or the Lender. All the protection to purchasers contained in Sections 104 and 107 of the Law of Property Act 1925 shall apply to any person purchasing from or dealing with a Receiver or the Lender.

7          EVENTS OF DEFAULT

           The following events shall each constitute an Event of Default:

           (a) if the Company fails to pay any sums payable by it from time to time to the Lender on the due date therefor or fails to comply with any term condition covenant or other provision of this Debenture or of any facility from the Lender or any related security document or to perform any of its obligations or liabilities to the Lender or if any representation or warranty from time to time made to the Lender by the Company is or becomes incorrect or misleading in a material respect;

           (b) if any indebtedness of the Company becomes due or capable of being declared due before it's specified maturity date by reason of breach or default on the part of the Company under the terms of any agreement or instrument creating or evidencing the same or is otherwise not paid when due (or within any applicable period of grace) or any guarantee or indemnity given by the Company is not honoured when due and called upon;

           (c) if an encumbrancer takes possession of or a trustee receiver or similar officer is appointed in respect of all or any part of the business or assets of the Company or a distress execution attachment or other legal process is levied or enforced upon or sued out against all or any substantial part of such assets and is not disDebentured within 5 days;

           (d) if the Company is deemed unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors;

           (e) if the Company (being a Lender) takes any corporate action or other steps are taken or legal proceedings are started for its winding-up dissolution or reorganisation (otherwise than for the purposes of an amalgamation or reconstruction whilst solvent on terms previously approved in writing by the Lender) or for the appointment of a receiver administrator administrative receiver trustee or similar officer of it or of all or a material part of its revenues and assets or (being an individual) dies or becomes of unsound mind or has a Lenderruptcy petition presented or order made against him;

           (f) if the Company suspends or threatens to suspend a substantial part of its business operations (otherwise than for the purposes of a reconstruction or amalgamation on terms previously approved in writing by the Lender) or any governmental authority permits or procures or threatens to permit or procure any reorganisation transfer or expropriation (whether with or without compensation) of a substantial part of the business or assets of the Company;

           (g) if any guarantee indemnity or other security for any of the Secured Liabilities fails or ceases in any respect to have full force and effect or to be continuing or is terminated or disputed or in the opinion of the Lender is in jeopardy invalid or unenforceable or if this Debenture or the security created by it is disputed or in the opinion of the Lender is in jeopardy;

           (h) if at any time it is or becomes unlawful for the Company to perform or comply with any or all of its obligations under this Debenture any other agreement between the Company and the Lender or any of such obligations of the Company are not or cease to be legal valid binding and enforceable;

           (i) if control (as defined in Section 435 of the Insolvency Act 1986) or the power to take control of the Company is acquired by any person or Lender or group of associates (as defined in such section) not having control of the Lender at the date of this Debenture (unless with the prior consent in writing of the Lender);

           (j) if in the opinion of the Lender a material adverse change occurs in the financial condition results of operations or business of the Company; or.

           (k) if there shall occur any Event of Default howsoever described under the Facility Agreement.

8          POWER OF ATTORNEY

8.1 By way of security, the Company hereby irrevocably appoints the Lender any Receiver and any person nominated by the Lender jointly and also severally to be the attorney of the Company with the power of substitution and in its name and otherwise on its behalf and as its act and deed to sign or execute all deeds instruments and documents which the Lender or any Receiver may require or deem proper for any of the purposes of or which the Company ought to do under this Debenture. The Company agrees to ratify and confirm anything such attorney shall lawfully and properly do.

8.2 The power of attorney granted under Clause 7.1 as regards the Lender, and its delegates and substitutes (as the Company acknowledges) are granted irrevocably as part of the security created by this Debenture to secure proprietary interests of and the performance of the obligations owed to the respective donees within the meaning and for the purposes of the Powers of Attorney Act 1971 (as amended or re-enacted from time to time).

8.3 The Company hereby appoints the Lender as its authorised agent to make any filings, registrations or renewals with the appropriate registrars or authorities as shall be necessary to give effect to Clause 2.2(g).

9          COSTS AND INDEMNITY

9.1 All costs charges and expenses incurred by the Lender in relation to this Debenture or the monies and liabilities hereby secured shall be reimbursed by the Company to the Lender on demand on a full indemnity basis and until so reimbursed shall carry interest as mentioned in Clause 1 from the date of payment to the date of reimbursement and be secured on the property charged by this Debenture.

9.2 The Lender and every Receiver attorney or other person appointed by the Lender under this Debenture and their respective employees shall be entitled to be indemnified on a full indemnity basis out of the property charged by this Debenture in respect of all liabilities and expenses incurred by any of them in or directly or indirectly as a result of the exercise or purported exercise of any of the powers authorities or discretions vested in them under this Debenture and against all actions proceedings losses costs claims and demands in respect of any matter or thing done or omitted in any way relating to the property charged by this Debenture and the Lender and any such Receiver may retain and pay all sums in respect of the same out of the monies received under the powers conferred by this Debenture.

10         SEVERANCE

           The provisions of this Debenture shall be severable and if at any time any provision in this Debenture is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Debenture shall not be impaired.

11         FURTHER ASSURANCE

           Without prejudice to the provision of section 76(1)(C) of the Law of Property Act 1925, the Company shall whenever requested by the Lender immediately execute and sign all such deeds and documents and do all such things as the Lender may require at the Company's cost over any property or assets specified by the Lender for the purpose of perfecting or more effectively providing security to the Lender (or its nominees) for the payment and discharge of the monies obligations and liabilities secured by this Debenture or to enable the Lender (or its nominees) to exercise any right and powers attaching to the Assets or to give effect to any sale or disposal under Clause 5 or otherwise to put into effect the intent of this Debenture.

12         NOTICES

12.1 Any demand, consent, record, election, certificate or notice required or permitted to be given under this Debenture shall be in writing and sent by registered or recorded delivery post or facsimile, or delivered by hand, addressed to the relevant party at the address or the facsimile number set out in this Debenture or in either case to such other person or address or facsimile number as any party shall by not less than five (5) business days' written notice have advised the others in writing. Any such demand, consent, record, election, certificate or notice shall be deemed (if given as aforesaid) to have been received by the party to whom it is addressed:

           (a) two (2) business days after posting in the case of despatch by post as aforesaid; or

           (b) if sent by facsimile, on the business day on which it was transmitted if transmission takes place during normal business hours otherwise it is deemed to be received when normal business hours next commence; or

           (c)        on delivery if delivered by hand.

12.2       In this Clause:

           (a) "normal business hours" are 9.30 am to 5.30 pm on a business day; and

           (b) "business days" are days (not being Saturdays or Sundays or public holidays) on which banks are open for business in London.

13         BENEFIT AND ASSIGNMENT OF DEBENTURE

13.1 This Debenture shall be binding upon the Company and its successors and shall enure to the benefit of the Lender and its successors and assigns.

13.2 The Lender may assign or transfer all or part of its rights and obligations under this Debenture, but the Company may not assign or otherwise transfer any of its rights or obligations under this Debenture.

14         LAW

           This Debenture shall be governed by and construed in accordance with English law and the Company irrevocably submits to the non-exclusive jurisdiction of the English Courts.



           IN WITNESS WHEREOF this Debenture has been executed and unconditionally delivered as a Deed the day and year first before written.

           ATTESTATION



           EXECUTED as a Deed on behalf of           )
           UNIVERSAL INDEPENDENT                     )
           HOLDINGS LIMITED incorporated             )
           in the British Virgin Islands             )
           by                                        )   /s/
           and                                       )   /s/
           being a person/persons who in             )
           accordance with the laws of that          )
           territory is/are empowered to sign the    )
           document on behalf of the Company         )





           Executed and delivered as a Deed                   )
           by CAPITAL MEDIA (UK) LIMITED                      )
           pursuant to resolution of the Board acting by:     )


             /s/ BARRY LLEWELLYN, Director


            /s/ CHARLES KOPPEL, Secretary